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                                                                   EXHIBIT 23.01

                                AUDITORS' CONSENT

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 6, 2001 included in Heidrick & Struggles International, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

Arthur Andersen LLP

Chicago, Illinois
March 30, 2001

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